===============================================================================

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: July 28, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 28, 2005, the Company announced its earnings for the Fiscal Year 2005 Third Quarter ended June 30, 2005. A copy of the press release summarizing these earnings is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Additional information with respect to the Company's consolidated statements of operations for the three months and nine months ended June 30, 2005 and 2004, an analysis of revenues and contract drilling costs for the three months and nine months ended June 30, 2005 and consolidated balance sheets at June 30, 2005 and September 30, 2004 are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act.


ITEM 7.01         REGULATION FD DISCLOSURE

     The ATWOOD FALCON is currently working under a two-firm well program for Japan Energy Development Co., Ltd., which is expected to take until September/October 2005 to complete. Upon completion of this contract, the rig will be moved back to Malaysia to drill thirteen (13) firm wells for Sarawak Shell, after Shell exercised its option to drill six (6) additional wells. The drilling of the thirteen (13) firm wells is expected to extend into the second half of fiscal year 2007.

     Additional information with respect to the Company's Contract Status Summary at July 28, 2005 is attached hereto as Exhibit 99.5. Such information is being furnished under Regulation FD and should not be deemed to be filed under
Section 18 of the Exchange Act.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



ITEM 9.01         EXHIBITS

EXHIBIT 99.1   PRESS RELEASE DATED JULY 28, 2005

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2005 AND 2004

EXHIBIT 99.3 ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2005

EXHIBIT 99.4   CONSOLIDATED BALANCE SHEETS AT JUNE 30, 2005 AND
               SEPTEMBER 30, 2004

EXHIBIT 99.5   CONTRACT STATUS SUMMARY AT JULY 28, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATWOOD OCEANICS, INC.
                                    (Registrant)



                                    /s/ James M. Holland
                                    James M. Holland
                                    Senior Vice President

                                    DATE: July 28, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

99.1      Press Release dated July 28, 2005

99.2 Consolidated Statements of Operations for the Three Months and Nine Months ended June 30, 2005 and 2004

99.3 Analysis of Revenues and Drilling Costs for the Three Months and Nine Months ended June 30, 2005

99.4      Consolidated Balance Sheets at June 30, 2005 and September 30, 2004

99.5      Contract Status Summary at July 28, 2005

                                  EXHIBIT 99.1
Houston, Texas
28 July 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based International Drilling Contractor, announced today that the Company earned net income of $5,989,000 or $.38 per diluted share, on revenues of $43,589,000 for the quarter ended June 30, 2005, compared to net income of $5,685,000 or $.40 per diluted share, on revenues of $48,386,000 for the quarter ended June 30, 2004. For the nine months ended June 30, 2005, the Company earned net income of $19,350,000 or $1.24 per diluted share, on revenues of $130,032,000 compared to net income of $4,243,000 or $.30 per diluted share, on revenues of $120,521,000 for the nine months ended June 30, 2004.

                                         FOR THE THREE MONTHS ENDED JUNE 30,
                                           2005                  2004
                                      ----------------     ------------------

Revenues                                 $ 43,589,000           $ 48,386,000
Income before Income Taxes                  5,933,000              8,589,000
(Provision) Benefit for Income Taxes           56,000             (2,904,000)
Net Income                                  5,989,000              5,685,000
Earnings per Common Share -
      Basic                                      0.39                   0.41
      Diluted                                    0.38                   0.40
Weighted Average Shares
   Outstanding -
      Basic                                15,242,000             13,860,000
      Diluted                              15,650,000             14,073,000


                                          FOR THE NINE MONTHS ENDED JUNE 30,
                                           2005                       2004
                                      ----------------     ------------------

Revenues                                $ 130,032,000          $ 120,521,000
Income before Income Taxes                 20,176,000             10,760,000
Provision for Income Taxes                   (826,000)            (6,517,000)
Net Income (Loss)                          19,350,000              4,243,000
Earnings (Loss) per Common Share -
      Basic                                      1.27                   0.31
      Diluted                                    1.24                   0.30
Weighted Average Shares
   Outstanding -
      Basic                                15,178,000             13,858,000
      Diluted                              15,572,000             13,999,000


                                                     Contact:  Jim Holland
                                                            (281) 749-7804


                                                       EXHIBIT 99.2


                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                          CONSOLIDATED STATEMENTS OF OPERATIONS
                                         (In thousands, except per share amounts)



                                           Three Months Ended               Nine Months Ended
                                               June 30,                         June 30,
                                       ---------------------------      ---------------------------
                                          2005            2004              2005             2004
                                       ---------        --------         ----------       ---------
                                                 (Unaudited)                      (Unaudited)
REVENUES:
Contract drilling                        $ 43,589        $ 48,386         $ 122,376      $ 120,521
Business interruption proceeds                  -              -              7,656             -
                                         --------        --------         ---------      --------
                                           43,589          48,386           130,032        120,521
                                         --------        --------         ---------      ---------

COSTS AND EXPENSES:
Contract drilling                          25,863          26,572            74,667         70,519
Depreciation                                6,764           7,898            19,929         23,587
General and administrative                  3,224           3,008             9,814          8,683
                                         --------        --------         ---------      ---------
                                           35,851          37,478           104,410        102,789
                                         --------        --------         ---------      ---------
OPERATING INCOME                            7,738          10,908            25,622         17,732
                                         --------        --------         ---------      ---------

OTHER INCOME (EXPENSE)
Interest expense                           (1,913)         (2,330)           (5,658)        (6,998)
Interest income                               108              11               212             26
                                         --------        --------         ---------      ---------
                                           (1,805)         (2,319)           (5,446)        (6,972)
                                         --------        --------         ---------      ---------
INCOME  BEFORE INCOME TAXES                 5,933           8,589            20,176         10,760
PROVISION (BENEFIT) FOR INCOME TAXES          (56)          2,904               826          6,517
                                         --------        --------         ---------      ---------
NET INCOME                                 $5,989          $5,685           $19,350         $4,243
                                         ========        ========         =========      =========

EARNINGS  PER COMMON SHARE:
              Basic                         $0.39           $0.41             $1.27          $0.31
              Diluted                        0.38            0.40              1.24           0.30
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                          15,242          13,860            15,178         13,858
            Diluted                        15,650          14,073            15,572         13,999



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                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     ANALYSIS OF REVENUES AND DRILLING COSTS
                                   (Unaudited)





                                    FOR THE THREE MONTHS ENDED
                                          JUNE 30, 2005


                                                         DRILLING
                                    REVENUES               COSTS
                                    --------            -----------
                                             (In Millions)

ATWOOD EAGLE                           $ 8.7               $ 5.3
ATWOOD FALCON                            7.7                 3.9
ATWOOD BEACON                            5.9                 2.1
VICKSBURG                                5.8                 2.2
ATWOOD HUNTER                            5.6                 3.1
SEAHAWK                                  2.4                 2.5
ATWOOD SOUTHERN CROSS                    2.8                 2.7
RICHMOND                                 3.0                 2.5
OTHER                                    1.7                 1.6
                                      ------               -----
                                        43.6                25.9
                                      ======               =====


                                     FOR THE NINE MONTHS ENDED
                                            JUNE 30, 2005


                                                          DRILLING
                                     REVENUES               COSTS
                                     --------           ------------
                                             (In Millions)

ATWOOD EAGLE                          $ 26.7              $ 16.0
ATWOOD FALCON                           20.8                10.0
ATWOOD BEACON                           18.2                 6.4
VICKSBURG                               17.8                 6.6
ATWOOD HUNTER                           16.4                 8.6
SEAHAWK                                  9.6                 7.3
ATWOOD SOUTHERN CROSS                    9.1                 8.0
RICHMOND                                 8.3                 6.6
OTHER                                    3.1                 5.2
                                      ------              ------
                                       130.0                74.7
                                      ======              ======

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

                                            EXHIBIT 99.4

                              ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                     CONSOLIDATED BALANCE SHEETS
                                            (In thousands)



                                                          JUN. 30, 2005         SEP. 30, 2004
                                                                     (Unaudited)
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                    $26,018           $16,416
    Accounts receivable                                           30,258            32,475
    Insurance receivable                                           1,111            25,433
    Inventories of materials and supplies                         15,138            12,648
    Deferred tax assets                                               20               290
    Prepaid expenses and other                                     3,726             5,704
                                                              -----------      ------------
      Total Current Assets                                        76,271            92,966
                                                              -----------      ------------

NET PROPERTY AND EQUIPMENT                                       402,870           401,141
                                                              -----------      ------------

DEFERRED COSTS AND OTHER ASSETS                                    3,611             4,829
                                                              -----------      ------------

                                                                $482,752          $498,936
                                                              ===========      ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                           $36,000           $36,000
   Accounts payable                                                5,436             9,398
   Accrued liabilities                                             4,771            13,822
   Deferred Credits                                                1,199               833
                                                              -----------      ------------
       Total Current Liabilities                                  47,406            60,053
                                                              -----------      ------------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                                     63,000           145,000
                                                              ------------     -------------
                                                                  63,000           145,000
                                                              -----------      ------------

OTHER LONG TERM LIABILITIES
     Deferred income taxes                                        18,330            18,930
     Deferred credits and other                                    2,454             3,364
                                                              -----------      ------------
                                                                   20,784            22,294
                                                              -----------      ------------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding                0                 0
    Common stock, $1 par value, 20,000,000 shares
          authorized with 15,242,000 issued and outstanding       15,242            13,873
    Paid-in capital                                              117,171            57,917
    Retained earnings                                            219,149           199,799
                                                              -----------      ------------
        Total Shareholders' Equity                               351,562           271,589
                                                              -----------      ------------

                                                                $482,752          $498,936
                                                              ===========      ============

                                      -9-



                                                       EXHIBIT 99.5
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                     AT JULY 28, 2005


 NAME OF RIG             LOCATION               CUSTOMER                         CONTRACT STATUS
-----------------       ----------            ------------                  --------------------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig is currently working under a two-firm well
                                             CO. LTD.                   program for Japan Energy Development Co., Ltd.  The
                                                                        drilling of these two wells is estimated to take until
                                                                        September/October 2005 to complete.  Upon the
                                                                        completion of the Japan Energy contract, the rig will
                                                                        return to Malaysia to drill thirteen (13) firm wells,
                                                                        for Sarawak Shell after Shell exercised its option to
                                                                        drill six (6) additional wells.  The drilling of the
                                                                        thirteen (13) firm wells is expected to extend into
                                                                        the second half of fiscal year 2007.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           The rig continues to work under its sixteen (16) wells
                                             ("BURULLUS")               drilling program for Burullus, which is expected to
                                                                        take until November 2005 to complete.  Upon completion
                                                                        of the current drilling program, the rig will commence
                                                                        working under a new drilling program for Burullus
                                                                        which includes the drilling of two (2) firm wells for
                                                                        Burullus off the cost of Egypt, which is expected to
                                                                        take 150 to 270 days to complete.

ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig is currently drilling the fifth well of a
                                             ("WOODSIDE")               ten-well (10) program for Woodside.  Besides the
                                                                        Woodside drilling program, the rig has two commitments
                                                                        from BHP Billiton Petroleum ("BHP").  The first BHP
                                                                        drilling program includes one (1) firm well with an
                                                                        option to drill one (1) additional well.  The rig has
                                                                        been awarded a second contract by BHP to drill eight
                                                                        (8) firm wells with options for four (4) additional
                                                                        wells off the Northwest coast of Australia.   If all
                                                                        of the option wells are drilled, the combined Woodside
                                                                        and BHP drilling programs could extend into the second
                                                                        half of fiscal year 2007.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD /     The rig is currently working offshore Malaysia for
                                             SABAH SHELL PETROLEUM      Shell under a contract that should extend until the
                                             COMPANY LIMITED ("SHELL")  rig commences preparation for its contract commitment in 2006 for Amerada Hess Equatorial Guinea, Inc.
                                                                        ("Hess").  The Hess contract is for a firm period of
                                                                        730 days with four options of 180 days each.


                                      -10-








ATWOOD SOUTHERN CROSS     ENROUTE TO THE     BG INTERNATIONAL LIMITED   The rig is in the process of being relocated to the
                          MEDITERRAN-EAN      ("BG")                    Mediterranean Sea.  The rig is expected to arrive in
                          SEA                                           the Eastern Mediterranean Sea in September 2005 and
                                             ISRAMCO                    will drill one well each for BG and Isramco, which is
                                                                        expected to take until mid-December 2005 days to
                                             ENI SpA AGIP EXPLORATION   complete.  Upon completing the drilling of these two
                                             & PRODUCTION DIVISION      wells, the rig will enter a shipyard for approximately
                                             ("AGIP")                   40 days for required inspections, Italian
                                                                        certifications and equipment upgrades prior to
                                                                        drilling two firm wells for AGIP offshore Italy, with
                                                                        AGIP having an option to drill one additional well.
                                                                        If all three AGIP wells are drilled, it could take
                                                                        until May/June 2006 to complete the AGIP work.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2004, the rig commenced drilling under a
                                            PRODUCTION MALAYSIA INC.    seventeen month program for EMEPMI.  EMEPMI retains
                                            ("EMEPMI")                  its right to terminate the contract by providing 120
                                                                        days notice.  The EMEPMI work is expected to be
                                                                        completed during the first quarter of calendar year
                                                                        2006.  Immediately, upon completion of the EMEPMI
                                                                        contract, the rig will commence a two (2) firm well
                                                                        plus one (1) option well drilling program for Total
                                                                        Exploration and Production Myanmar ("Total") offshore
                                                                        Myanmar.  Including moving time and assuming that the
                                                                        option well is drilled, the Total drilling program
                                                                        could extend approximately 80 to 100 days.


ATWOOD BEACON             VIETNAM           HOANG LONG AND HOAN VU      The rig is currently working under a drilling program
                                            JOINT OPERATING COMPANIES   for Hoang Long which includes the drilling of four (4)
                                            ("HOANG LONG")              firm wells, with options for two (2) additional
                                                                        wells.  The drilling of the four (4) firm wells is
                                                                        expected to take until February/March 2006 to complete
                                                                        and if the two (2) remaining option wells are drilled,
                                                                        the contract could extend to around mid 2006.

SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      HELIS OIL & GAS COMPANY    The rig is currently drilling the ninth well under the
                          GULF OF MEXICO     ("HELIS")                  Helis contract.  Upon completion of this well, the rig
                                                                        will have five (5) additional wells to drill for
                                                                        Helis.  The current drilling program is expected to
                                                                        keep the rig employed until April 2006.



                                      -11-




MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       These are client-owned rigs.  The NORTH RANKIN 'A' rig
RANKIN 'A'                                                              is presently being refurbished and prepared for an
                                                                        approximately one-year drilling program estimated to
                                                                        commence around March 2006. There is currently an
                                                                        indefinite planned break in drilling activity for
                                                                        GOODWYN 'A' rig.  The Company is involved in minimal
                                                                        maintenance of these two rigs for future drilling
                                                                        programs.

                                      -12-